T. Rowe Price
Mid-Cap Growth Portfolio

Semiannual Report

June 30, 1998


Dear Investor

After three years of stellar gains, the stock market began 1998 with a modest sell-off, but recovered quickly and climbed steadily to finish the first half near record territory. Larger-capitalization, blue chip growth companies continued to lead the market, as they have since 1995, with the S&P 500 Stock Index gaining 17.71%.

Performance Comparison

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

Mid-Cap Growth Portfolio                           16.84%              30.57%

S&P 400 MidCap Index                                8.64               27.15

Russell Midcap
Growth Index                                       11.87               24.02

Lipper Variable Annuity
Underlying Mid Cap
Funds Average                                      13.40               24.43


Small- and mid-cap companies participated in the market's advance, but posted more modest gains. The Mid-Cap Growth Portfolio performed relatively well during the last 6- and 12-month periods, outperforming its two passive benchmarks as well as a measure of other mid-cap funds, with gains of 16.84% and 30.57%, respectively.


Market Environment

The primary concern entering the year was the extent to which the Asian economic crisis would affect the U.S. economy and stock market. What began in July 1997 as a currency crisis in Thailand quickly enveloped the rest of Asia. Currencies and stock markets plunged, banks were closed, brokerages failed, and real estate prices fell. That was only the first phase of the crisis-the financial collapse. In 1998, we have begun to witness the economic and political consequences, and they are severe, to say the least. Many of the region's economies are collapsing, and depressions seem to be developing in some nations. Major political changes are occurring in others, notably Indonesia and, perhaps, Japan. In a perverse way, Asia's miseries have helped the U.S. stock market in 1998: the economic carnage has scared investment from Asia into the seemingly safer U.S. market; and fears of exacerbating the Asian crisis and pushing an already strong dollar even higher dissuaded the Federal Reserve from raising domestic interest rates to brake a surging domestic economy. The crisis has hurt earnings at many U.S. companies, however.

The stock market's surge in the first half of 1998 reflects a continuation of many of the conditions that have contributed to a nearly ideal investment environment over the last several years. Most important, the U.S. inflation rate continues to fall, driven by falling prices for commodities ranging from crude oil to grain. Long-term interest rates resumed their decline, reaching nearly 5.6% in June, down from 7.2% in the spring of 1997. Meanwhile, in Washington, both Republicans and Democrats have converged in the middle of the political spectrum on most economic issues, facilitated by the probability of a federal budget surplus this year for the first time since 1969. The unemployment rate remains very low, consumer confidence is at its highest level in 29 years, and the economy appears robust. Investors continued to pour money into equity mutual funds.

Small- and mid-cap stocks lagged the broad market as investors continued to gravitate toward blue chip companies. The merger boom continued, driven by a perceived need for economies of scale and abetted by high public valuations for many consolidators. Although the new issue market cooled noticeably, there was frenzied speculative activity in many of the Internet stocks. While the Internet has the potential to change the economic paradigm in some industries, valuations have risen indiscriminately to astounding levels for many of these companies, considering that most have very modest revenues and rapidly changing business models.


Portfolio Review

Amid falling interest rates and concerns about businesses with significant foreign exposure, it is not surprising that the financial and consumer stocks were the best-performing stock market sectors in 1998's first half. The Portfolio's largest contributor year-to-date was Capital One Financial, a leading credit card issuer whose earnings greatly exceeded investor expectations. Other top contributors included Galileo International, a leading centralized reservation system provider, which benefited from high travel activity and a better appreciation by investors of the company's strong business model; Outdoor Systems, a consolidator in the outdoor advertising sector, which profited from a torrid advertising environment and posted strong earnings gains; and Royal Caribbean Cruises, a large cruise ship operator, which experienced strong demand in addition to reaping the rewards of successfully integrating a significant acquisition made in mid-1997.

The worst detractor for both the 6- and 12-month periods was Smith International, an energy services company that had graced the top contributors table several times over the last two years. As oil prices fell, energy stocks were hit hard, and Smith International was not spared. We still regard the company as well managed and a leader in its niches. Other significant detractors included Gymboree, the children's apparel retailer, which experienced operational woes; and Security Dynamics Technologies, a computer security provider, which is in the midst of a product transition that has lowered earnings expectations.

It is worth noting that the current merger boom has not entirely passed us by. In the last six months, several of our holdings have been acquired or announced they were being acquired, including United States Surgical, Culligan Water Technologies, 360 Communications, Camco International, Weatherford Enterra, La Quinta Inns, and R.P. Scherer. While the premiums we were paid varied, and only two were top contributors, the combined effect was clearly a factor in our recent results.

Your Portfolio remains well diversified across industry sectors. We have made only modest changes in the last six months, as shown in the accompanying table.


Sector Diversification

                                              12/31/97             6/30/98
--------------------------------------------------------------------------------

Financial                                           9%                 11%

Health Care                                        12                  15

Consumer                                           20                  18

Technology                                         10                  11

Business Services                                  28                  31

Energy                                              5                   3

Industrial                                          7                   5

Basic Materials                                     2                   1

Reserves                                            7                   5
--------------------------------------------------------------------------------

Total                                             100%                100%


Investment Strategy and Outlook

One of the root causes of the Asian economic crisis was an apparent overinvestment in productive capacity. With the setback in Asian economic activity, worldwide supply exceeds demand in many industries. This is putting downward pressure on product prices around the world. At this point, most Americans have benefited from this phenomenon since it has served to dampen inflation and interest rates at a point in the economic cycle when we would normally expect them to be rising. In light of such good fortune-a strong economy and falling inflation-the stock market has reacted very favorably. However, even as consumers continue to spend freely, pressures emanating from Asia are beginning to assert themselves: a deluge of cheaper Asian imports and a decline in American exports to the region are causing the U.S. trade deficit to balloon, and American manufacturers are beginning to see slowing demand for their products. There is evidence that U.S. economic growth is ebbing, and this could pressure corporate profits in the quarters ahead.

On an absolute basis, the stock market continues to trade in the upper reaches of its historic valuation range, but low interest rates provide some support as long as earnings growth continues. While small- and mid-cap stocks often lead the stock market in the later stages of market and economic cycles, this has not been the case this time. The market's leadership is concentrating in an increasingly narrow group of large, blue chip companies-the New Nifty Fifty, as some have called them. While these companies have grown their earnings nicely in recent years, they now trade at valuations that are well in excess of small- and mid-cap companies, even though many of the latter are expected to grow their earnings significantly faster in the next few years. On a relative basis, small- and mid-cap stocks are trading at historically low levels. We believe the Mid-Cap Growth Portfolio is well positioned to achieve attractive returns over the long run.

Respectfully submitted,

Brian W.H. Berghuis
President and
Chairman of the Investment Advisory Committee

July 17, 1998


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 6/30/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Capital One Financial                             16(cents)

Galileo International                             10

Outdoor Systems                                   10

Affiliated Computer Services                       9

Royal Caribbean Cruises                            9

Warnaco Group                                      9

360 Communications**                               8

Fairfax Financial                                  7

Biogen                                             7

United States Surgical                             6
--------------------------------------------------------------------------------

Total                                             91(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Smith International                              - 6(cents)

Gymboree                                           6

Security Dynamics Technologies                     5

Dura Pharmaceuticals*                              4

Berg Electronics*                                  3

AMRESCO*                                           3

Cendant                                            3

Gilead Sciences                                    3

Security Capital Group                             2

Teva Pharmaceutical Industries*                    2
--------------------------------------------------------------------------------

Total                                            - 37(cents)
--------------------------------------------------------------------------------


12 Months Ended 6/30/98

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Outdoor Systems                                   17(cents)

Capital One Financial*                            16

Royal Caribbean Cruises                           16

Galileo International*                            11

360 Communications**                              11

Cox Communications                                 9

Costco Companies                                   9

Affiliated Computer Services                       9

DST Systems                                        9

Kohl's                                             9
--------------------------------------------------------------------------------

Total                                            116(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Smith International                              - 5(cents)

OEA**                                              5

Security Dynamics Technologies*                    4

Gymboree                                           4

TVX Gold                                           4

Vencor**                                           4

Dura Pharmaceuticals*                              4

Cambior                                            4

Berg Electronics*                                  3

AMRESCO*                                           3
--------------------------------------------------------------------------------

Total                                            - 40(cents)
--------------------------------------------------------------------------------

  *  Position added.
 **  Position eliminated.


Portfolio Highlights

Twenty-Five Largest Holdings

                                                Percent of
                                                Net Assets
                                                   6/30/98
--------------------------------------------------------------------------------

Warnaco Group                                          2.3%

Affiliated Computer Services                           1.9

Galileo International                                  1.9

Capital One Financial                                  1.9

Royal Caribbean Cruises                                1.8

Biogen                                                 1.7

Outdoor Systems                                        1.7

U.S. Foodservice                                       1.6

Circuit City Stores                                    1.5

Danaher                                                1.4

Premier Parks                                          1.4

DST Systems                                            1.4

Suiza Foods                                            1.4

BE Aerospace                                           1.3

SunGard Data Systems                                   1.3

AutoZone                                               1.3

Interim Services                                       1.3

Camco International                                    1.3

Western Wireless                                       1.3

Corporate Express                                      1.2

PartnerRe Holdings                                     1.2

Covance                                                1.2

Costco Companies                                       1.2

BJ's Wholesale Club                                    1.2

FINOVA Group                                           1.2
--------------------------------------------------------------------------------

Total                                                 36.9%
--------------------------------------------------------------------------------


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Mid-Cap Growth Portfolio

As of 6/30/98

                                                            Lipper Variable
                      Mid-Cap            S&P                Annuity Underlying
                      Growth             MidCap             Mid Cap Funds
                      Portfolio          Index              Average

12/31/96              10,000             10,000             10,000

06/30/97              10,630             11,299             10,733

6/30/98               13,880             14,367             13,262


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Mid-Cap Growth Portfolio

Periods Ended 6/30/98

                                                         Since     Inception
                                         1 Year      Inception          Date
--------------------------------------------------------------------------------
                                         30.57%         24.53%      12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)

                                                For a share outstanding
                                                throughout each period
                                            --------------------------------

                                             6 Months               12/31/96
                                                Ended                Through
                                              6/30/98               12/31/97

NET ASSET VALUE

Beginning of period                         $   11.88              $   10.00

Investment activities
  Net investment income                         (0.01)                  --
  Net realized and unrealized gain (loss)        2.01                   1.88

  Total from investment activities               2.00                   1.88

NET ASSET VALUE

End of period                               $   13.88              $   11.88
                                            --------------------------------

Ratios/Supplemental Data

Total return(C)                                 16.84%                 18.80%

Ratio of expenses to average net assets          0.85%!                 0.85%

Ratio of net investment
income to average net assets                   (0.15)%!                 --

Portfolio turnover rate                          23.3%                  40.3%

Net assets, end of period (in thousands)    $  20,445              $  15,272

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Mid-Cap Growth Portfolio
June 30, 1998 (Unaudited)

                                            Shares/Par                  Value
                                                                 In thousands
--------------------------------------------------------------------------------

COMMON STOCKS  94.8%

FINANCIAL  11.3%

Insurance         4.4%

ACE Limited                                      5,150            $      201

Fairfax Financial (CAD) *                          600                   234

PartnerRe Holdings                               4,900                   250

Protective Life                                  5,800                   212

                                                                         897

Financial Services  6.9%

AMRESCO *                                        6,300                   183

Capital One Financial                            3,100                   385

FINOVA Group                                     4,300                   244

Franklin Resources                               3,900                   211

Heller Financial *                               1,000                    30

INMC Mortgage Holdings                           7,400                   168

Waddell & Reed (Class A)                         8,200                   196

                                                                       1,417

Total Financial                                                        2,314


HEALTH CARE  14.6%

Pharmaceuticals  3.6%

ALZA *                                           5,000                   216

Dura Pharmaceuticals *                           8,600                   193

R.P. Scherer *                                   1,700                   150

Teva Pharmaceutical Industries ADR               5,200                   183

                                                                         742

Biotechnology  4.6%

Agouron Pharmaceuticals *                        2,300                    70

Biogen *                                         7,300                   358

Centocor *                                       5,200                   189

Gilead Sciences *                                5,900                   189

MedImmune *                                      2,000                   125

                                                                         931

Medical Instruments and Devices  1.9%

Sybron International *                           8,400                   212

United States Surgical                           3,700                   169

                                                                         381

Health Care Services  4.5%

Covance *                                       11,100                   250

Omnicare                                         5,800                   221

Quorum Health Group *                            8,400                   222

Total Renal Care Holdings *                      6,600                   228

                                                                         921

Total Health Care                                                      2,975


CONSUMER  18.0%

Soft Goods Retailers  1.5%

Gymboree *                                       5,400            $       82

Kohl's *                                         4,200                   218

                                                                         300

Hard Goods Retailers  8.2%

AutoZone *                                       8,400                   268

BJ's Wholesale Club *                            6,000                   244

Circuit City Stores                              6,600                   309

Costco Companies *                               3,900                   246

Fred Meyer *                                     5,100                   217

General Nutrition *                              6,200                   193

ShopKo Stores *                                  5,900                   201

                                                                       1,678

Consumer Non-Durables  2.3%

Warnaco Group (Class A)                         11,300                   480

                                                                         480

Restaurants  1.1%

Outback Steakhouse *                             5,600                   218

                                                                         218

Food and Beverages  1.4%

Suiza Foods *                                    4,700                   280

                                                                         280

Entertainment  3.2%

Premier Parks *                                  4,400                   293

Royal Caribbean Cruises                          4,700                   374

                                                                         667

Consumer Services  0.3%

Cendant *                                        2,900                    61

                                                                          61

Total Consumer                                                         3,684


TECHNOLOGY  11.0%

Computer Software       3.8%

BMC Software *                                   3,600                   187

The Learning Company *                           2,100                    62

Network Associates *                             4,050                   194

Security Dynamics Technologies *                 5,100                    92

Synopsys *                                       5,300                   242

                                                                         777

Semiconductors and Components  4.8%

Analog Devices *                                 7,900                   194

Berg Electronics *                               8,600                   168

Maxim Integrated Products *                      6,000                   190

Microchip Technology *                           5,100            $      134

PMC-Sierra *                                     3,300                   155

Xilinx *                                         4,500                   153

                                                                         994

Networking and Telecom Equipment  0.5%

Anixter International *                          5,300                   101

                                                                         101
E-Commerce  1.9%

Checkfree Holdings *                             5,000                   147

Sterling Commerce *                              4,900                   238

                                                                         385

Total Technology                                                       2,257


BUSINESS SERVICES  29.9%

Telecom Services  5.8%

Comcast (Class A Special)                        5,400                   219

Cox Communications (Class A) *                   4,300                   208

Omnipoint *                                      9,300                   214

Paging Network *                                16,800                   235

Vanguard Cellular (Class A) *                    2,600                    49

Western Wireless *                              13,300                   265

                                                                       1,190

Computer Services  8.0%

Acxiom *                                         2,000                    50

Affiliated Computer Services
  (Class A) *                                   10,300                   396

DST Systems *                                    5,050                   283

Galileo International                            8,800                   396

National Data                                    5,300                   232

SunGard Data Systems *                           7,000                   269

                                                                       1,626

Distribution  5.3%

Corporate Express *                             20,000                   253

Henry Schein *                                   4,900                   225

MSC (Class A)*                                   7,200                   205

Richfood Holdings                                2,900                    60

U.S. Foodservice *                               9,500                   333

                                                                       1,076

Media and Advertising  4.5%

ADVO *                                           1,500                    42

Catalina Marketing *                             3,200                   166

Jacor Communications *                           3,300                   195

Outdoor Systems *                               12,700            $      356

Univision Communications
  (Class A)*                                     4,400                   164

                                                                         923

Real Estate Services  1.0%

Security Capital Group
  (Class B) *                                    7,900                   210

                                                                         210

Environmental  0.9%

USA Waste Services *                             3,700                   183

                                                                         183

Miscellaneous Business Services  4.4%

AccuStaff *                                        700                    22

Interim Services *                               8,300                   267

NOVA *                                           5,500                   196

Renaissance Worldwide *                          8,400                   183

Romac International *                            3,500                   107

Sodexho Marriott *                               4,200                   122

                                                                         897

Total Business Services                                                6,105


ENERGY  3.5%

Exploration and Production  0.8%

Ocean Energy *                                   8,580                   168

                                                                         168

Energy Services  2.7%

Camco International                              3,400                   265

Cooper Cameron *                                 2,300                   117

Smith International *                            4,500                   157

                                                                         539

Total Energy                                                             707


INDUSTRIAL  4.6%

Defense and Aerospace  1.3%

BE Aerospace *                                   9,200                   270

                                                                         270

Specialty Chemicals  0.8%

Great Lakes Chemical                             4,100                   162

                                                                         162

Machinery  2.5%

Danaher                                          8,000                   293

Teleflex                                         5,500                   209

                                                                         502

Total Industrial                                                         934


BASIC MATERIALS  1.2%

Mining  1.2%

Battle Mountain Gold                            21,400            $      127

Cambior                                          8,600                    51

TVX Gold *                                      22,600                    69

Total Basic Materials                                                    247

Miscellaneous Common Stocks 0.7%                                         146

Total Common Stocks (Cost $15,577)                                    19,369


SHORT-TERM INVESTMENTS  5.9%

Money Market Funds  5.9%

Government Reserve Investment Fund
  5.48% #                                    1,213,355                 1,213

Total Short-Term
Investments (Cost $1,213)                                              1,213

Total Investments in Securities

  100.7% of Net Assets (Cost $16,790)                             $   20,582

Other Assets Less Liabilities                                           (137)

NET ASSETS                                                        $   20,445
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                                            $      (13)

Accumulated net realized gain/loss -
  net of distributions                                                   832

Net unrealized gain (loss)                                             3,792

Paid-in-capital applicable to 1,473,195
  shares of $0.0001 par value capital
  capital stock outstanding; 1,000,000,000 shares
  of the corporation authorized                                       15,834

NET ASSETS                                                        $   20,445
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    13.88
                                                                  ----------

  #   Seven-day yield
  *   Non-income producing
ADR   American Depository Receipt
CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income
  Interest                                                         $      39
  Dividend                                                                24

  Total income                                                            63

Expenses
  Investment management and administrative                                76

Net investment income                                                    (13)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   749
Change in net unrealized gain or loss on securities                    1,967

Net realized and unrealized gain (loss)                                2,716

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   2,703
                                                                   ---------


Statement of Changes in Net Assets

T. Rowe Price Mid-Cap Growth Portfolio
(Unaudited)
In thousands

                                                  6 Months             12/31/96
                                                     Ended              Through
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $        (13)        $       --
  Net realized gain (loss)                             749                   83
  Change in net
  unrealized gain or loss                            1,967                1,825

  Increase (decrease) in
  net assets from operations                         2,703                1,908

Capital share transactions*
  Shares sold                                        7,837               17,090
  Shares redeemed                                   (5,367)              (3,726)

  Increase (decrease) in
  net assets from capital
  share transactions                                 2,470               13,364

Net Assets
Increase (decrease) during period                    5,173               15,272
Beginning of period                                 15,272                 --

End of period                                 $     20,445         $     15,272
                                              ---------------------------------

*Share information
  Shares sold                                          596                1,637
  Shares redeemed                                     (409)                (351)

  Increase (decrease)
  in shares outstanding                                187                1,286

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Mid-Cap Growth Portfolio
June 30, 1998 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $6,396,000 and $3,920,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments or federal income tax and financial reporting purposes was $16,790,000, and net unrealized gain aggregated $3,792,000, of which $4,528,000 related to appreciated investments and $736,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $1,000 was payable at June 30, 1998. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $39,000 and are reflected as interest income in the accompanying Statement of Operations.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP657 (6/98)                                                 K15-071  6/30/98